Advantage Solutions Inc. Investor Presentation | August 2023 NASDAQ: ADV

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage Solutions Inc. (“Advantage”). Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “could”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) (benefit from) provision for income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P., (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) loss on disposal of assets, (xii) costs associated with COVID-19, net of benefits received, (xiii) EBITDA for economic interests in investments, (xiv) reorganization and restructuring expenses, (xv) litigation expenses (recovery), (xvi) recovery from Take 5, (xvii) costs associated with the Take 5 Matter and (xviii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Levered Free Cash Flow means net cash provided by (used in) operating activities less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash paid for income taxes; (ii) cash paid for acquisition-related expenses; (iii) cash paid for reorganization and restructuring expenses; (iv) cash paid for costs associated with COVID-19, net of benefits received; (v) net effect of foreign currency fluctuations on cash; (vi) cash paid for costs associated with the Take 5 Matter; and (vii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow means Adjusted Levered Free Cash Flow adjusted for cash interest paid less interest income received. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Investment Highlights Market leader in outsourced sales and marketing services industry for CPG brands and retailers Large, growing addressable market, anchored by growing retail food industry Fragmented base of long-standing blue-chip customers with excellent retention Multiple sticky revenue streams and largely contractual nature provide durability and diversification Capital light business with historic track record of long-term growth throughout economic cycles Solid free cash flow generation despite recent inflationary and labor-related headwinds Tangible growth levers via strategic initiatives and operational improvements

Brands Retailers Company Snapshot 20 20 20 20 Advantage Solutions’ sales and retailer services help brands and retailers of all sizes get the right products on the shelf, whether physical or digital. Our marketing teams influence shoppers to buy those products, wherever and however they shop. 3,500+ Clients 70,000+ Associates 300+ Data Analytics Professionals 150,000+ Retail Outlets Advantage Customers include ~75%+ of Top 25 Retailers(2) Advantage Clients include ~90%+ of Top 25 CPG Brands(1) Based on ranking of Nielsen 2021 total sales across AOC+C channels. National Retail Federation (NRF) ranking of industry’s largest companies based on 2022 U.S. retail sales. Note: Unless otherwise noted, figures as of June 30, 2023. Helping brands and retailers grow sales, lower costs, and solve problems

The basics: What Advantage Does Essential partner to leading brands and retailers, helping clients reach consumers every day, in-store and online, through technology-enabled sales and marketing solutions Headquarter Sales Present to retailers the business case to grow client’s product distribution including assortment, pricing, shelving and trade promotion activation Administration Leverage technology and automation to efficiently process retailer purchase orders Supply Chain Management Apply technology and analytics to sharpen demand forecasting and get the right products in the right amounts to retailers Merchandising Brick-and-mortars: Retail teams maximize on-shelf availability E-commerce: Digital shelf experts optimize site placement, content and user experience Branding & Design / Brand Experiential Creating brand identity, awareness and engagement Digital & Media Driving consideration outside of retail ecosystems using 0P and 1P data Commerce Marketing Influencing consideration at the most relevant points in retailer ecosystems Retail Experiential Driving conversion through visibility and engagement such as in store and online grocery pickup sampling

We are Uniquely positioned at the intersection of… CPG Manufacturers Physical Retail National Brand Retailers E-Commerce Private Brand

Advantage’s Two Operating Segments Sales Segment $2.5B (60% of Revenues) Leader in experiential marketing and critical in-store and online sampling programs Agency of record for many of the most recognized brands across the retail, packaged goods, technology, and hospitality industries Revenues generated on a fee-for-service, cost-plus, retainer, or commission basis Currently lower than pre-pandemic levels as a result of depressed in-store sampling and demonstration volumes; labor environment remains challenged Leading position in U.S. outsourced sales and merchandising market: provision of essential sales & merchandising services to increase CPG sales in brick-and-mortar and online channels for brands and retailers Revenues generated on a commission, fee-for-service, or cost-plus basis 6 Marketing Segment $1.7B (40% of Revenues) Competitive advantages across Sales and Marketing Segments driven by scale, talent, and technology, resulting in sticky relationships with long-term blue-chip customers Diversified across sales and marketing services for CPGs and retailers Note: Percentages based on LTM revenues as of June 30, 2023.

Retail and Sales Analytics Supply Chain Analytics Category Management Space Management Customer Alignment and Partnership New Item Pitches Pricing, Promotion, and Sales Execution Sales Segment Leader in sales and merchandising services with 20%+ market share Primary Sales Segment Services HEADQUARTER SALES ANALYTICS, INSIGHTS & INTELLIGENCE MERCHANDISING Physical and Digital Shelf Management Store-Level Selling Retail Environment Intelligence Resets and On-Demand Projects Brand and Retailer-Centric Models ADMINISTRATION Order Processing / Customer Service Contract and Deduction Management Cash Applications and Collections Advantage Solutions Competitor A Competitor B Other Total Market $8.4 Billion U.S. Sales and Merchandising Services 2021 Market Share(1) #1 market share position in essential sales and merchandising services Scale advantages Large and stable market Industry fragmentation presents opportunity to grow market share Based on Investment Bank estimates and Industry Research. Market data is not comprehensive of all services in which Advantage participates.

Marketing Segment Leading promotions and experiential/event agency in U.S. Planning and Execution Account-Specific Omnichannel Activation National Consumer Promotions Sampling and Demonstrations Festivals and Mobile Tours Logistics and Fulfillment Assisted Selling In-Store, Online, Brand, and Retailer-Centric Models EVENTS & EXPERIENTIAL COMMERCE MARKETING DIGITAL & MEDIA Digital Strategy Digital Content and Advertising Media Planning / Buying Mobile and App Development BRANDING & DESIGN Brand and Private Brand Development and Redesign Brand Packaging Communication Collateral Brand Style Guide Creation U.S. Experiential/Event Marketing 2021 Market Share(1) Advantage Solutions Competitor X Competitor Y Other Competitor Z Total Market $1.6 Billion Ad Age #1 position in Experiential / Events for 10 straight years Scale advantages Strong post-pandemic growth in in-store marketing and sampling programs Primary Marketing Segment Services Ad Age Agency Report 2022: U.S. Experiential/Event Marketing Networks based on U.S. revenue in 2021. Market data is not comprehensive of all services in which Advantage participates.

Client Description Length of Relationship (years) Service Offering Client Length of Relationship Sales Marketing 25+ 25+ 25+ 25+ 25+ 25+ 20+ 20+ Client Description Length of Relationship (years) Service Offering Client Length of Relationship Sales Marketing 25+ 25+ 25+ 15+ 15+ 10+ 10+ 10+ LONG-TERM CLIENTS drive Recurring Revenue streams Brands Retailers $40B+ Confectionery/Food CPG $8B+ Food & Beverage CPG $50B+ Multinational CPG $5B+ Household CPG $30B Multinational OTC Pharma $80B+ Food & Beverage CPG $10B+ Household CPG $50B+ Chemical & OTC Pharma $200B Membership Retailer $130B+ Grocer $560B Discount Retailer $90B Food Retailer $130B+ Home Improvement Retailer $8B+ Gourmet Supermarket $15B+ Membership Retailer $90B+ Discount Retailer Top clients in 2021 as measured by contributions to Advantage’s revenue. 100% of Advantage’s top 100 clients in 2021(1) were clients in 2022, with these clients representing only ~55% of total 2022 revenues, highlighting lack of concentration organic Revenue growth $ in millions Total Advantage Sales Segment Marketing Segment 12% 8% 11% 7% 7% 2% 21% 9% 29% % Y/Y organic growth % Y/Y organic growth % Y/Y organic growth 11% 4% 23% Presented net of foreign exchange impact. 7% 2% 16%

Pricing overview Commission-Based Sales – CPG product inflation generates commission lift to offset associated white collar wage inflation Cost-Plus Arrangements – Immediately pass-through wage inflation in price Sampling / Demonstration – Recoup wage inflation quickly; work and negotiate with retailers and pass through to CPGs Merchandising – Recoup wage inflation via price potentially absorbing some of the increase in costs temporarily; pass-through lag Professional / Salary – Recoup wage inflation via price potentially absorbing some of the increase in costs temporarily; pass-through lag 1 3 Immediate / Quick Benefit Recoup Over Time / Some Absorbed 2 Mixed Impact 1 3 2 Mixed bag of pricing power across various businesses and contract types Note: Business breakdown excludes zero-margin pass through revenue. Pricing represented approximately 1/3rd of organic revenue growth in Q2’23

Customer Case Study: MARUCHAN For 20+ years, Advantage has evolved and grown with Maruchan NATIONAL SALES AGENCY MARKETING AGENCY Maruchan sought to grow sales and become the dominant ramen choice in the U.S. SITUATION ACTION Maruchan was looking to reach new audiences after sales began to plateau. SITUATION AMP Agency identified target audiences, developed the brand architecture, and honed the brand’s creative, including broadcast spots, product packaging, and digital and social advertising. ACTION RESULTS 50K+ Followers across all organic social platforms since 2019 and growing by 50% annually 50K+ Product searches annually 40M+ Impressions from 2019 Maruchan GOLD launch campaign and 2021 fully integrated brand campaign Hired Advantage Sales for full-service sales representation nationally. RESULTS 84% Sales growth over the last 14 years 15+ Percentage points of market share growth in 20 years 39% YOY sales growth of Maruchan Gold new product launch 2000: 53.0% Share TODAY: 68.1 % Share Note: Reflects data as of December 31, 2022..

Proven Track Record Across Economic Cycles 2008 – 2010 Revenue CAGR: 9.6% Adjusted EBITDA(1): 11.8% 15.8% 16.1% 17.8% 16.7% 17.5% 17.5% 17.4% 19.1% 19.3% 19.6% 18.2% 12.7% 13.3% 15.4% 14.5% Daymon Acquisition in December 2017 Revenue CAGR: 10.5% Adj. EBITDA CAGR(1): 7.7% Great Recession COVID-19 Pandemic $5.8 $(201.1) $20.6 $(35.0) $(24.4) $4.3 $35.1 $(99.0) $24.9 $31.2 $388.0 $(1,151.2) $(19.8) $(161.7) $57.5 Adj. EBITDA Margin Net Income ($MM) Adjusted EBITDA and Adjusted EBITDA margin are measures that are not calculated in accordance with GAAP. For a reconciliation of Adjusted EBITDA to net income (loss), please see the appendix to this presentation. Note: Dollars in millions. Acquisition of Daymon closed December 2017. Revenue and Adjusted EBITDA CAGRs based on 2007 – 2022 time period. 10.8% $(1,377.3) 2022 revenues topped $4B for first time despite unparalleled labor / inflation challenges

13% % margin % margin Y/Y growth Y/Y growth Y/Y growth Y/Y growth $ in millions. $ in millions. Revenues Adjusted EBITDA 8% 2018-2022 Performance Trends 17% 21% 1% (19)% 24% (10)% 15.4% 5% 5% 16% 5% (40)% (1)% (35)% 11% 14% % margin 12% 7% (16)% (17)% 2% (3)% 7% Y/Y growth Y/Y growth Total Advantage Sales Segment Marketing Segment Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding.

Total Advantage Sales Segment Marketing Segment Q2 Financial Results (4)% (11)% 11% 6% (1)% 16% Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. Revenues Adjusted EBITDA Y/Y growth Y/Y growth $ in millions. Y/Y growth % margin % margin Y/Y growth Y/Y growth $ in millions. % margin Y/Y growth 10.0% 11.0% 10.6% 11.9% 9.3% 9.7%

Asset-Light Business Advantage differentiated from peers / industry participants due to limited capital intensity (2022 Adj. EBITDA – 2022 Capex) / 2022 Adj. EBITDA 2022 Capital Expenditures to Sales Note: Cash Flow Conversion defined as (Adj. EBITDA – Capex) / (Adj. EBITDA); Capital Expenditures to Sales Defined as Capex / LTM Sales; Market Data as of 12/31/2022; CPG comparables include Church & Dwight, Clorox, Coca-Cola Europacific Partners, PepsiCo, J. M. Smucker, and Reynolds; Business Services include Bright Horizons, BrightView, Healthcare Services, Omnicom Group, Publicis Groupe, WPP, Cintas, and Ecolab; Other Business Outsourcers include Aramark, Accenture, Genpact, Compass, and Sodexo; Information Services include ADP, Verisk Analytics, and Gartner; Retailers include Walmart, Costco, Kroger, and Koninklijke.

Free cash flow Overview Generated $119M / $69M of unlevered / levered cash flow in Q2’23 Adj. EBITDA – Capex Adj. Levered Free Cash Flow Adj. EBITDA Adj. Unlevered Free Cash Flow $: $104M $93M $119M $69M %: 100% 89% 114% 66% Note: Adj. EBITDA, Adj. Unlevered Free Cash Flow, and Adj. Levered Free Cash flow are non-GAAP financial measures. For reconciliation to the most directly comparable GAAP counterparts, please see the appendix attached hereto. Percentages are based on Adj. EBITDA

Capital Allocation Priorities Investing in recruiting and retention given challenging labor environment Focus on executing critical activities within core business to improve infrastructure and grow Enhance analytic support for HQ Sales and enhance technology for Retail teams Opportunistically repurchase shares with available cash $100M Open Share Repurchase Authorization; $13M repurchased through Q2 2023 Expect to steadily de-lever balance sheet throughout 2023 Repurchased ~$54M of floating rate term loan YTD at favorable discount Current leverage: 4.3x net debt(1) to LTM June Adjusted EBITDA No acquisitions completed since August 2022 Completed small margin- and net leverage-accretive divestiture in third party reselling business in Q2 Any M&A should not be adverse to balance sheet or impact debt metrics Organic Growth & Investment Share Repurchases De-lever Balance Sheet M&A Opportunities Net debt is a non-GAAP financial measure and includes Other Debt of approximately $7M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto. Advantage is focused on de-leveraging its balance sheet

Total Debt of $2.0 billion(1) Leverage at around 4.3x net debt(1) to LTM June Adjusted EBITDA No meaningful maturities for the next 4+ years Debt Capitalization: Equity capitalization as of June 30, 2023: 324,481,143 Class A Common shares outstanding 1,610,014 Treasury shares outstanding 18,578,321 Warrants with a $11.50 exercise price per share 28,307,799 RSUs and PSUs(4) 17,570,000 Options Capitalization Summary Net debt is a non-GAAP financial measure and includes Other Debt of approximately $7M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto. First Lien Term Loan rate subject to 0.75% SOFR floor. First Lien Term Loan that amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,238 million obligation in 2027E maturity, including $500 million of borrowing capacity of Revolving Credit Facility. PSUs represent the number of underlying shares that would be issued at Target performance levels.  $ in millions Maturity Rate Outstanding First Lien Term Loan 2027 S+4.50%(2) $1,238 Senior Secured Notes 2028 6.50% 775 Other Debt 7 Total Gross Debt     $2,020 Less: Cash and Cash Equivalents (165) Total Net Debt1 $1,855 1L Term Loan Sr. Secured Notes (3) $1,738 ~85% of debt is hedged or at fixed interest rate $ in millions

Appendix & Non-GAAP Reconciliation

Non-GAAP Reconciliation (1/7) Year Ended December 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Company (in thousands)       (Unaudited)(11)       (Unaudited)(11)                 Net income (loss) $ 5,790 $ (201,052) $ 20,622 $ (34,984) $ (24,442) $ 4,253 $ 35,072 $ (98,984) $ 24,886 $ 31,165 $ 388,042 $ (1,151,223) $ (19,756) $ (161,707) $ 57,549 $ (1,377,292) Add:                                 Interest expense, net 69,403 255,211 26,199 96,606 106,738 112,426 106,020 168,123 160,895 167,360 179,566 229,643 232,077 234,044 137,927 104,459 Provision for (benefit from) income taxes 10,294 59,213 45,989 (50) (8,471) (8,106) 17,922 (16,965) 18,202 22,623 (358,806) (168,334) 1,353 (5,331) 33,617 (145,337) Depreciation and amortization 51,110 (13,074) 16,538 57,566 124,644 144,912 126,648 143,954 164,584 170,260 179,990 225,233 232,573 238,598 240,041 233,075 Impairment of goodwill and indefinite-lived assets 6,290 53,189 60,234 — — — — — — — — 1,232,000 — — — 1,572,523 Equity-based compensation of Karman Topco L.P.(1) 665 931 668 758 1,771 1,855 1,724 3,032 7,463 7,622 9,882 (2,432) 7,960 98,119 (10,313) (6,934) Change in fair value of warrant liability — — — — — — — — — — — — — — 955 (21,236) Stock-based compensation expense(2) — — — — — — — — — — — — — — 34,602 39,825 Fair value adjustments related to contingent consideration related to acquisitions(3) — (5,879) (290) — — — (2,278) (11,979) (31,305) (841) 12,757 (54,464) 1,516 13,367 4,562 4,774 Acquisition-related expenses(4) — — — 65,754 5,115 719 2,547 140,423 9,857 10,368 25,251 61,155 31,476 50,823 20,173 23,902 EBITDA for economic interests in investments(6) — — — — 84 (11,107) (13,355) (469) 1,426 1,778 (4,636) (7,212) (8,421) (6,462) (13,437) (12,888) Reorganization and restructuring expenses(7) — — — — — — — — 5,498 1,890 7,343 12,465 5,385 39,770 12,502 6,094 Litigation expenses (recovery)(8) — — — — — — — — 3,984 (975) 271 1,200 3,500 1,980 (910) 5,357 Costs associated with COVID-19, net of benefits received(9) — — — — — — — — — — — — — (11,954) (991) 7,208 Loss on (recovery from) Take 5(15) — — — — — — — — — — — 79,165 — (7,700) — — Costs associated with the Take 5 Matter(10) — — — — — — — — — — — 14,178 16,368 3,628 4,901 2,465 Adjusted EBITDA $ 143,552 $ 148,539 $ 169,960 $ 185,650 $ 205,439 $ 244,952 $ 274,300 $ 327,135 $ 365,490 $ 411,250 $ 439,660 $ 471,374 $ 504,031 $ 487,175 $ 521,178 $ 435,995 (in thousands) Numerator - Revenues $ 907,174 $ 923,491 $ 953,060 $ 1,109,859 $ 1,170,623 $ 1,401,406 $ 1,575,254 $ 1,713,720 $ 1,895,046 $ 2,100,235 $ 2,416,927 $ 3,707,628 $ 3,785,063 $ 3,155,671 $ 3,602,298 $ 4,049,742 Denominator - Adjusted EBITDA $ 143,552 $ 148,539 $ 169,960 $ 185,650 $ 205,439 $ 244,952 $ 274,300 $ 327,135 $ 365,490 $ 411,250 $ 439,660 $ 471,374 $ 504,031 $ 487,175 $ 521,178 $ 435,995 Adjusted EBITDA Margin 15.8% 16.1% 17.8% 16.7% 17.5% 17.5% 17.4% 19.1% 19.3% 19.6% 18.2% 12.7% 13.3% 15.4% 14.5% 10.8%

Non-GAAP Reconciliation (2/7)   Three Months Ended Consolidated June 30,   September 30,   December 31,   March 31,   June 30,   2022   2022   2022   2023   2023 Total Company (in thousands)       Net income (loss) $ 3,676   $ 23,227   $ (1,421,729)   $ (47,678)   $ (7,846) Add:                   Interest expense, net 28,188   23,557   40,831   47,191   30,459 Provision for (benefit from) income taxes 1,316   1,158   (156,860)   (7,696)   (416) Depreciation and amortization 58,444   57,785   59,078   57,104   56,738 Impairment of goodwill and indefinite-lived assets —   —   1,572,523   —   — Equity based compensation of Topco(1) (3,519)   (828)   208   (2,269)   (1,218) Change in fair value of warrant liability (4,914)   (1,100)   220   (73)   74 Stock based compensation expense(2) 14,961   7,174   9,919   11,210   11,226 Fair value adjustments related to contingent consideration related to acquisitions(3) 3,654   (340)   (674)   4,292   5,068 Acquisition-related expenses(4) 5,998   4,260   4,059   2,432   498 Loss on disposal of assets(5) —   —    —   16,497   1,158 EBITDA for economic interests in investments(6) (1,020)   (2,474)   (5,342)   (1,185)   (2,457) Reorganization and restructuring expenses(7) 253   3,562   1,636   11,148   5,837 Litigation (recovery) expenses (8) (800)   —   6,157   —   4,350 Costs associated with COVID-19, net of benefits received(9) 1,362   2,009   2,263   1,017   2,317 Recovery from Take 5(15) —   —   —   —   (1,675) Costs associated with the Take 5 Matter(10) 723   278   377   80   99 Adjusted EBITDA $ 108,322   $ 118,268   $ 112,666   $ 92,070   $ 104,212                                           Three Months Ended   June 30,   September 30,   December 31,   March 31,   June 30,   2022   2022   2022   2023   2023 (in thousands)                   Numerator - Revenues $ 981,076   $ 1,051,095   $ 1,102,763   $ 1,011,983   $ 1,037,055 Denominator - Adjusted EBITDA $ 108,322   $ 118,268   $ 112,666   $ 92,070   $ 104,212 Adjusted EBITDA 11.0%   11.3%   10.2%   9.1%   10.0%

Non-GAAP Reconciliation (3/7)   Three Months Ended   June 30,   September 30,   December 31,   March 31,   June 30, 2022   2022   2022   2023   2023 Sales Segment (in thousands)                   Operating income (loss) $ 15,177   $ 31,765   $ (1,389,107)   $ (4,146)   $ 7,123 Add:                   Depreciation and amortization 40,543   39,798   40,075   39,814   39,390 Equity based compensation of Topco(1) (2,032)   (320)   283   (1,501)   (580) Stock based compensation expense(2) 9,171   4,080   6,016   6,690   6,313 Fair value adjustments related to contingent consideration related to acquisitions(3) 6,090   (1,901)   (4,442)   4,097   3,804 Acquisition-related expenses(4) 3,540   2,880   808   1,734   366 Loss on disposal of assets(5) —   —    —    11,744   1,710 EBITDA for economic interests in investments(6) (1,155)   (2,656)   (5,351)   (1,275)   (2,415) Reorganization and restructuring expenses(7) 340   2,360   1,307   8,602   3,340 Litigation (recovery) expenses (8) (100)   —   6,157   —   4,350 Costs associated with COVID-19, net of benefits received(9) 179   166   611   80   277 Sales Segment Adjusted EBITDA $ 71,753   $ 76,172   $ 78,076   $ 65,839   $ 63,678                                                               Three Months Ended   June 30,   September 30,   December 31,   March 31,   June 30, 2022   2022   2022   2023   2023 Marketing Segment (in thousands)                   Operating income (loss) $ 13,089   $ 15,077   $ (148,431)   $ (4,110)   $ 15,148 Add:                   Depreciation and amortization 17,901   17,987   19,003   17,290   17,348 Equity based compensation of Topco(1) (1,487)   (508)   (75)   (768)   (638) Stock based compensation expense(2) 5,790   3,094   3,903   4,520   4,913 Fair value adjustments related to contingent consideration related to acquisitions(3) (2,436)   1,561   3,768   195   1,264 Acquisition-related expenses(4) 2,458   1,380   3,251   698   132 Loss on disposal of assets(5) —   —    —    4,753   (552) EBITDA for economic interests in investments(6) 135   182   9   90   (42) Reorganization and restructuring expenses(7) (87)   1,202   329   2,546   2,497 Litigation recovery(8) (700)   —   —   —   — Costs associated with COVID-19, net of benefits received(9) 1,183   1,843   1,652   937   2,040 Recovery from Take 5(15) —   —   —   —   (1,675) Costs associated with the Take 5 Matter(10) 723   278   377   80   99 Marketing Segment Adjusted EBITDA $ 36,569   $ 42,096   $ 34,590   $ 26,231   $ 40,534

Non-GAAP Reconciliation (4/7) Year Ended December 31, 2018 2019 2020 2021 2022 Sales Segment (in thousands)           Operating (loss) income $ (1,072,702) $ 127,961 $ 63,305 $ 182,529 $ (1,323,192) Add:           Depreciation and amortization 157,098 161,563 171,569 170,076 161,385 Impairment of goodwill and indefinite-lived assets 1,232,000 — — — 1,421,719 Equity-based compensation of Karman Topco L.P.(1) 1,020 6,418 71,124 (6,490) (3,721) Stock-based compensation expense(2) — — — 18,357 24,025 Fair value adjustments related to contingent consideration related to acquisitions(3) (54,628) (2,720) 8,371 (6,553) 550 Acquisition-related expenses(4) 31,699 18,276 36,722 13,945 14,542 EBITDA for economic interests in investments(6) (7,155) (8,395) (7,565) (14,058) (13,369) Reorganization and restructuring expenses(7) 6,663 2,928 20,295 4,478 4,826 Litigation expenses (recovery)(8) 1,200 3,500 1,658 (584) 6,057 Costs associated with COVID-19, net of benefits received(9) — — (5,462) 1,511 1,412 Sales Segment Adjusted EBITDA $ 295,195 $ 309,531 $ 360,017 $ 363,211 $ 294,234 Year Ended December 31,   2018 2019 2020 2021 2022 Marketing Segment (in thousands)           Operating (loss) income $ (17,212) $ 85,713 $ 3,701 $ 47,519 $ (116,214) Add:           Depreciation and amortization 68,135 71,010 67,029 69,965 71,690 Impairment of goodwill and indefinite-lived assets — — — — 150,804 Equity-based compensation of Karman Topco L.P.(1) (3,452) 1,542 26,995 (3,823) (3,213) Stock-based compensation expense(2) — — — 16,245 15,800 Fair value adjustments related to contingent consideration related to acquisitions(3) 164 4,236 4,996 11,115 4,224 Acquisition-related expenses(4) 29,456 13,200 14,101 6,228 9,360 EBITDA for economic interests in investments(6) (57) (26) 1,103 621 481 Reorganization and restructuring expenses(7) 5,802 2,457 19,475 8,024 1,268 Litigation expenses (recovery)(8) — — 322 (326) (700) Costs associated with COVID-19, net of benefits received(9) — — (6,492) (2,502) 5,796 Loss on (recovery from) Take 5(15) 79,165 — (7,700) — — Costs associated with the Take 5 Matter(10) 14,178 16,368 3,628 4,901 2,465 Marketing Segment Adjusted EBITDA $ 176,179 $ 194,500 $ 127,158 $ 157,967 $ 141,761

Non-GAAP Reconciliation (5/7) Three months Ended   June 30, 2023 (in thousands)   Net cash provided by (used in) operating activities $ 61,904 Add (Less):   Purchases of property and equipment (11,274) Cash payments for income taxes 15,255 Cash paid for acquisition-related expenses(12) 777 Cash paid for reorganization and restructuring expenses(13) 1,226 Cash paid for costs associated with COVID-19, net of benefits received(14) 2,317 Net effect of foreign currency fluctuations on cash 193 Cash paid for costs associated with the Take 5 Matter (recovery from)(15) (1,576) Adjusted levered Free Cash Flow 68,822 Cash payments for interest 56,651 Cash received from interest rate derivatives (6,944) Adjusted Unlevered Free Cash Flow $ 118,529 Three months Ended June 30, 2023 (amounts in thousands) Numerator - Adjusted levered Free Cash Flow $ 68,822 Denominator - Adjusted EBITDA 104,212 Unlevered Free Cash Flow as a percentage of Adjusted EBITDA 66.0% Three months Ended June 30, 2023 (amounts in thousands) Numerator - Adjusted Unlevered Free Cash Flow $ 118,529 Denominator - Adjusted EBITDA 104,212 Unlevered Free Cash Flow as a percentage of Adjusted EBITDA 113.7%

Non-GAAP Reconciliation (6/7) June 30, December 31, (in millions) 2023   2022 Current portion of long-term debt $ 15.5   $ 14.0 Long-term debt, net of current portion 1,966.2   2,022.8 Less: Debt issuance costs (38.1)     (42.4) Total Debt 2,019.8   2,079.2 Less: Cash and cash equivalents 164.7   120.7 Total Net Debt $ 1,855.1   $ 1,958.5

Non-GAAP Reconciliation (7/7) Note: Numerical figures included in this slide have been subject to rounding adjustments Represents expenses related to (i) equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. (“Topco”) made to one of the equity holders of Topco and (ii) equity-based compensation expense associated with the Common Series C Units of Topco. Represents non-cash compensation expense related to the 2020 Incentive Award Plan and the 2020 Employee Stock Purchase Plan. Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions. Represents fees and costs associated with activities related to our acquisitions and reorganization activities including professional fees, due diligence, and integration activities. Represents losses on disposal of assets related to divestitures and losses on sale of businesses and classification of assets held for sale, less cost to sell. Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities. Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including additional sick pay for front-line associates and personal protective equipment; and (b) benefits received from government grants for COVID-19 relief. Represents costs associated with the Take 5 Matter, primarily, professional fees and other related costs. Unaudited periods 2010 and 2014 are both comprised of audited stub periods to sum up to full year financials (individual stub periods within each year are audited, full year summations are unaudited). Represents cash paid for fees and costs associated with activities related to our acquisitions and reorganization activities including professional fees, due diligence, and integration activities. Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. Represents cash paid or (cash received) for (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including additional sick pay for front-line associates and personal protective equipment; and (b) benefits received from government grants for COVID-19 relief. Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs and (cash received) from an insurance policy for claims related to the Take 5 Matter.